SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 6, 2003

COMMISSION FILE NUMBER: 1-7959

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

MARYLAND

(State or other jurisdiction of incorporation or organization)

52-1193298

(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE

WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100

(Registrant’s telephone number, including area code)

COMMISSION FILE NUMBER: 1-6828

STARWOOD HOTELS & RESORTS

(Exact name of registrant as specified in its organizational documents)

MARYLAND

(State or other jurisdiction of incorporation or organization)

52-0901263

(I.R.S. employer identification no.)

1111 WESTCHESTER AVENUE

WHITE PLAINS, NEW YORK 10604
(Address of principal executive offices, including zip code)

(914) 640-8100

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

Rating Actions

     On May 6, 2003 Standard & Poor’s Ratings Services (“S&P”) announced its decision to lower its corporate credit rating of Starwood Hotels & Resorts Worldwide, Inc. (the “Corporation”) to BB+ (non-investment grade) with a stable outlook from BBB- (investment grade). The ratings have been removed from CreditWatch with negative implications where they were placed on December 20, 2002.

     S&P stated that its rating action stems from credit measures not improving during the last several quarters amid a challenging lodging operating environment, and S&P’s expectation that credit measures will not improve to levels more consistent with the ratings in the near term, despite significant planned asset sales. S&P stated that it maintains a stable outlook for the Corporation.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press release dated May 6, 2003 of Standard & Poor’s Ratings Services.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC	STARWOOD HOTELS & RESORTS

By: /s/ Kenneth S. Siegel	By: /s/ Kenneth S. Siegel

Name: Kenneth S. Siegel	Name: Kenneth S. Siegel
Title: Executive Vice President, General Counsel and Secretary	Title: Vice President, General Counsel and Secretary

Dated: May 6, 2003